EXHIBIT 99.2

Higher One Holdings, Inc.
Q1’12 Earnings Results
May 1, 2012

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Forward-Looking Statements
This presentation includes forward-looking statements, as defined by the Securities and Exchange
Commission. Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.
These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. Information about the factors that could affect future performance can be found in our recent SEC filings, available on our website at http://ir.higherone.com/.
This presentation includes certain metrics presented on a non-GAAP basis, including non-GAAP adjusted
EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP adjusted net income, non-GAAP adjusted diluted
EPS, and non-GAAP Free Cash Flow. We believe that these non-GAAP measures, which exclude amortization of intangibles, stock-based compensation, and certain non-recurring or non-cash impacts to our results, all net of taxes, provide useful information regarding normalized trends relating to the company’s financial condition and results of operations. Reconciliations of these non-GAAP measures to their closest comparable GAAP measure are included in the appendix of this presentation.

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Key Metrics
• Number of students receiving refunds at clients that were launched for at least a year down slightly...
 o Believe this indicates enrollment flat to slightly down at client institutions
 o Enrollment at client institutions up over 3% in 2010/2011 school year, up over
 9% in ‘09/’10
• Average disbursement size flat
• Dollars disbursed into OneAccounts grew 11%, essentially in line with
 Account Revenue growth
 o Indicates consistent spending patterns
• OneAccount election rates remain stable
• Revenue per account down 8%
 o Higher percent of OneAccounts generated by newly launched schools receive refunds than at more mature clients (due to churn)
 • Leads to higher revenue/account for accounts generated by newly launched schools
 o 7% of accounts this quarter from schools launched in past 12 months compared to 14% the year before
 o Schools launching in fall 2012 expected to be about 50% higher than 2011

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q1’12 Highlights
• Revenue up 12% due to solid OneDisburse sales, offset by near-
 term enrollment headwinds, lower percentage of cards from newly launched schools
• 161,000 increase in OneDisburse SSE in the quarter from new sales
 o 431,000 SSE currently in implementation (compared to 227,000 at the end of Q1’11)
 o Pipeline robust
• Student adoption rate of OneAccounts remains consistent
• Revenue diversification continues
 o CASHNet sales increased sharply, adding 160,000 SSE
 o Broad launch of Premier and Flex as planned, non-refund deposits up
 ~30%
• Average refund size, spending patterns, and economics per student receiving refunds remain consistent with historical levels
• Annual guidance reduced to account for continued enrollment headwinds

4.7
41.7

	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12
Y/Y Revenue Growth	120%	118%	83%	53%	32%	26%	25%	17%	12%
Y/Y Organic Growth*	90%	83%	46%	41%	32%	26%	25%	17%	12%
Gross Profit Margin	67.7%	62.5%	62.7%	63.5%	66.1%	61.7%	59.2%	59.1%	63.1%

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

*Calculation of organic revenue growth is included in the appendix of this presentation
**Excluding $4.7 million impact of credit project, Q4’11 gross margin would have been 63.2%
Revenue
(in $ millions)
Continued revenue growth in difficult environment
38.9
27.8
38.6
39.8
51.4
35.1
48.1
46.5
**
**
57.8

8.3
1.8
6.4
8.5
11.0
4.8
8.5
7.6
13.4
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12
Y/Y Net Income Growth	104%	343%	34%	72%	34%	160%	32%	-11%	21%
Net Income Margin	21.3%	6.6%	16.7%	21.5%	21.5%	13.6%	17.6%	18.3%	23.2%

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Net Income
Net Income
(in $ millions)

17.9
9.2
15.5
16.8
24.0
12.0
18.2
19.8
25.2
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

Y/Y Adj. EBITDA Growth	121%	207%	71%	63%	34%	30%	17%	18%	5%
Adj. EBITDA Margin*	46.1%	33.2%	40.2%	42.3%	46.7%	34.2%	37.8%	42.6%	43.5%

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Adj. EBITDA margin impacted by gross margin decline
*Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation
Adj. EBITDA*
(in $ millions)

0.15
0.03
0.11
0.14
0.19
0.08
0.14
0.13
0.23
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12
Y/Y Diluted EPS Growth	95%	324%	22%	56%	23%	142%	30%	-10%	23%

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Diluted EPS
GAAP Diluted EPS
(in $)

0.19
0.09
0.15
0.17
0.24
0.12
0.19
0.21
0.25

	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12
Y/Y Adj. EPS Growth	109%	212%	44%	47%	26%	31%	25%	24%	5%
Adj. Net Income Margin*	27.2%	18.2%	22.7%	25.2%	28.0%	20.3%	23.1%	26.6%	25.9%

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Adj. EPS growth impacted by lower margins
*Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation
Adjusted Diluted EPS
(in $)

17.3
(0.1)
9.8
13.0
20.4
1.5
9.4
13.1
32.2

	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12
Y/Y Operating CF Growth	204%	-89%	42%	41%	18%	-1219%	-4%	1%	58%
Operating CF as a % of Rev	44.6%	-0.5%	25.5%	32.7%	39.8%	4.2%	19.6%	31.5%	55.7%

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Operating Cash Flow
Operating Cash Flow
(in $ millions)

16.2
-1.4
6.4
11.9
19.0
-3.8
-5.5
1.9
15.7

	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12
Y/Y FCF Growth	199%	-4%	-1%	47%	17%	167%	-186%	-84%	-17%
FCF Yield	41.7%	-5.1%	16.5%	29.8%	37.0%	-10.8%	-11.4%	4.5%	27.2%
CapEx as % of Rev	2.9%	4.6%	9.0%	2.9%	2.8%	15.0%	31.0%	48.1%	29.1%

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

*Calculation of Free Cash Flow is included in the appendix of this presentation
Free Cash Flow
(in $ millions)
FCF strong despite significant capital investments

3,413
3,659
3,970
4,169
4,330
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

2,506
2,550
2,576
2,617
2,777
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12

One Focus: Higher Education
HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Strong signings, increased cross-penetration
*SSE stands for Signed School Enrollment, and is recorded each quarter as the total student enrollment at all schools that are contracted at quarter-end for either our OneDisburse or at least one of our CASHNet® payment suite of products, as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).
OneDisburse SSE*
CASHNet Suite SSE*
+27%
+11%
(in thousands)
(in thousands)
15% client
overlap

208
152
1,762
2,122
Q1'11 OneAccounts
Change in OneAccounts at schools launched before 3/31/11
New OneAccounts from schools launched after 3/31/11
Q1'12 OneAccounts

HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Adoption increases drive OneAccount growth
OneAccount Growth
+20%
(in thousands)

41,999
47,110
Q1'11
Q1'12
4,305
5,329
Q1'11
Q1'12
4,376
4,624
Q1'11
Q1'12
703
718
Q1'11
Q1'12

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Continued growth in major revenue streams
As a % of total
revenue
Account
(in $ thousands)
Payment Trxn
(in $ thousands)
Higher Ed. Institution
(in $ thousands)
Other
(in $ thousands)
82%
82%
8%
9%
9%
8%
1%
1%
+12%
+24%
+6%
+2%

19.0%
19.4%
Q1'11
Q1'12

1.5%
1.6%
Q1'11
Q1'12

4.2%
5.0%
Q1'11
Q1'12

One Focus: Higher Education
HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Spending wisely to grow and scale the business
• Overall facilities costs up due to
 incremental expenses related to
 new headquarters, other offices,
 data centers… will be a source of
 leverage from scale in the future
• IT related transition/overlap
 expense
• Continue to invest in projects to
 increase product development
 flexibility, grow revenue, and
 manage costs
• Increased marketing expenses from
 consumer branding initiatives and
 broad launch of Premier and Flex
• Earn-out resulting in stock-based and
 other M&A related expense expired in
 2011
G&A
(as a % of rev)
PD
(as a % of rev )
Adj. S&M*
(as a % of rev)
10.6%
*The Adjusted Sales and Marketing Expense graph shows both total Sales & Marketing as a percent of revenue as well as Sales & Marketing as a percent of revenue excluding stock-based and other acquisition expense, which is related to the vesting of certain shares issued in connection with the acquisition of EduCard and CASHNET.
Stock-based and other acquisition expense is recognized in the quarter as a function of sales and average share price.
Stock-based and
other M&A
related expense

$32.2
($16.8)
$0.3
($16.9)
$2.0
$15.7
$39.1
$21.8
$33.8
Q1'12 Beginning Cash, Cash Equivalents, and Investments
Operating Cash Flow
CapEx
Building Related Incentives*
Stock Buyback
Other**
Q1'12 Ending Cash, Cash Equivalents, and Investments

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Capital allocation creating value for shareholders
• Fully liquid assets total $55.6M
• $15.7M in FCF
 • Capital spending on building project, IT
 infrastructure project
 • $6.0 million reduction to income tax
 receivable, $0.3 in additional subsidies,
 credits, and construction cost offsets
 related to building project in Q1
 • To date, $15.1 million in total subsidies,
 credits, and construction cost offsets
 related to our building renovation project
• ($16.9) million on repurchasing
 1,111,128 shares at an average price of
 $15.21 in Q1
 • Since start of buyback program, $33.1
 million of shares repurchased at an
 average price of $15.25/share
*Reductions to income tax receivable related to building renovation project reflected in Operating Cash Flow. Other subsidies, credits, and construction cost offsets related to our building project reflected in Building Related Incentives.
**Other primarily includes proceeds and tax benefits from options exercises
Cash & Investment Balance/Flows
(in millions)
FCF/Other Movements
$54.8
FCF
Cash and cash equivalents
Investments in available for sale securities
$55.6

Low		High
Revenue	$200M	-	$215M
GAAP Diluted EPS	$0.70	-	$0.80

One Focus: Higher Education
HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Guidance Update
FY’12

Low		High
Revenue	$200M	-	$215M
implied y/y growth	*10%*	-	*19%*
Adj. Diluted EPS*	$0.80	-	$0.90
implied y/y growth	*6%*	-	*19%*

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Non-GAAP Guidance Update
*Calculation of Adjusted Diluted EPS is included in the appendix of this presentation
FY’12
• Midpoint of guidance implies flat enrollment growth, minimal uptake of Flex and Premier
• 431,000 SSE currently in implementation, most should be launched by Fall ‘12 semester, along with additional sales made in Q2
• Light Q1 disbursements, Pell changes could impact Q2’12

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q1’12 Summary
• Growth initiatives progressing well
• Large backlog of schools currently in
 implementation
• Solid growth in OneDisburse and CASHNet SSE
• Metrics gauging long-term health of the business
 consistent with historical trends
• Near-term enrollment headwinds impacting
 revenue growth
 o Industry experts expect enrollment to return to more
 normalized growth patters in ‘12/’13 school year

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q & A

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Appendix

Three Months Ended			
	March 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010
Revenue growth	120%	118%	83%	53%
Impact from customer credit plan	--	--	--	--
Revenue (before customer credit plan) growth	120%	118%	83%	53%
Acquisition impact	(30%)	(35%)	(37%)	(12%)
Organic revenue growth	90%	83%	46%	41%

	March 31, 2011	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012
Revenue growth	32%	26%	25%	5%	12%
Impact from customer credit plan	--	--	--	12%	--
Revenue (before customer credit plan) growth	32%	26%	25%	17%	12%
Acquisition impact	--	--	--	--	--
Organic revenue growth	32%	26%	25%	17%	12%

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Organic Gross Revenue*
*Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter’s end

(in thousands)	Three Months Ended March 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010
GAAP Operating Cash Flow	$ 17,326	$ (132)	$ 9,847	$ 13,015
Purchases of Fixed Assets and Internal Use Software, Net of Disposals	(1,128)	(1,287)	(3,484)	(1,160)
Building Related Incentives	-	-	-	-
Free Cash Flow	$ 16,198	$ (1,419)	$ 6,363	$ 11,855

	March 31, 2011	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012
GAAP Operating Cash Flow	$ 20,429	$ 1,477	$ 9,429	$ 13,132	$ 32,200
Purchases of Fixed Assets and Internal Use Software, Net of Disposals	(1,428)	(5,268)	(14,927)	(20,084)	(16,813)
Building Related Incentives	-	-	-	8,838	330
Free Cash Flow	$ 19,001	$ (3,791)	$ (5,498)	$ 1,886	$ 15,717

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Free Cash Flow

(in thousands)	March 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012
	Three Months Ended								
GAAP Net Income	$ 8,264	$ 1,830	$ 6,429	$ 8,537	$ 11,042	$ 4,754	$ 8,468	$ 7,629	$ 13,388
Interest income	(1)	(2)	(10)	(16)	(25)	(11)	(15)	(17)	(32)
Interest expense	229	247	84	169	74	56	66	70	109
Income tax expense	5,167	1,183	4,277	4,860	6,838	1,734	4,720	3,632	8,070
Depreciation and amortization	1,626	1,747	1,947	1,971	1,677	1,757	1,770	1,817	2,213
EBITDA	15,285	5,005	12,727	15,521	19,606	8,290	15,009	13,131	23,748
Other income	-	-	-	-	-	(1,500)	-	-	-
Stock-based and other customer acquisition expense	1,801	3,508	2,139	565	3,088	4,333	2,320	1,120	-
Stock-based compensation expense	849	692	643	729	1,304	856	889	819	1,410
Customer credit plan	-	-	-	-	-	-	-	4,728	-
Adjusted EBITDA	$ 17,935	$ 9,205	$ 15,509	$ 16,815	$ 23,998	$ 11,979	$ 18,218	$ 19,798	$ 25,158
Revenues (before customer credit plan)	$ 38,870	$ 27,750	$ 38,566	$ 39,783	$ 51,383	$ 35,067	$ 48,140	$ 46,458	$ 57,781
Net Income Margin	21.3%	6.6%	16.7%	21.5%	21.5%	13.6%	17.6%	16.4%	23.2%
Adjusted EBITDA Margin	46.1%	33.2%	40.2%	42.3%	46.7%	34.2%	37.8%	42.6%	43.5%

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Adjusted EBITDA

(in thousands)	Three Months Ended March 31, 2010	June 30, 2010	Sept 30, 2010	Dec 31, 2010	March 31, 2011	June 30, 2011	Sept 30, 2011	Dec 31, 2011	March 31, 2012
GAAP Net Income	$ 8,264	$ 1,830	$ 6,429	$ 8,537	$ 11,042	$ 4,754	$ 8,468	$ 7,629	$ 13,388
Customer credit plan	-	-	-	-	-	-	-	4,728	-
Stock-based and other customer acquisition expense	1,801	3,508	2,139	565	3,088	4,333	2,320	1,120	-
Stock-based compensation expense - ISO	437	373	338	378	427	461	480	375	507
Stock-based compensation expense - NQO	412	319	305	351	877	395	409	444	903
Other Income	-	-	-	-	-	(1,500)	-	-	-
Amortization of intangibles	767	768	768	767	768	767	768	768	768
Amortization of finance costs	51	51	51	51	18	18	18	22	34
Total pre-tax adjustments	3,468	5,019	3,601	2,112	5,178	4,474	3,995	7,457	2,212
Tax rate	38.5%	38.7%	38.6%	35.7%	38.2%	38.2%	38.2%	38.2%	38.2%
Tax adjustment	1,167	1,796	1,259	618	1,815	2,106	1,343	2,705	651
Adjusted net income	$ 10,565	$ 5,053	$ 8,771	$ 10,031	$ 14,405	$ 7,122	$ 11,120	$ 12,381	$ 14,949
Diluted Weighted Average Shares Outstanding	54,872	55,688	59,154	59,361	59,547	59,718	59,790	59,134	58,767
Diluted EPS	$ 0.15	$ 0.03	$ 0.11	$ 0.14	$ 0.19	$ 0.08	$ 0.14	$ 0.13	$ 0.23
Adjusted Diluted EPS	$ 0.19	$ 0.09	$ 0.15	$ 0.17	$ 0.24	$ 0.12	$ 0.19	$ 0.21	$ 0.25
Revenues (before customer credit plan)	$ 38,870	$ 27,750	$ 38,566	$ 39,783	$ 51,383	$ 35,067	$ 48,140	$ 46,458	$ 57,781
Net Income Margin	21.3%	6.6%	16.7%	21.5%	21.5%	13.6%	17.6%	16.4%	23.2%
Adjusted Net Income Margin	27.2%	18.2%	22.7%	25.2%	28.1%	20.3%	23.1%	26.6%	25.9%

HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Calculation of Adjusted Diluted EPS

Twelve Months Ending December 31, 2012					
	GAAP			Non-GAAP (b)		
Revenues (in millions)	$200.0	-	$215.0	$200.0	-	$215.0
Diluted EPS	$0.70	-	$0.80	$0.80	-	$0.90

(b) Estimated Non-GAAP amounts above for the twelve months ending December 31, 2012 reflect the estimated annual adjustments, that exclude (i) the amortization of intangibles and finance costs of approximately $3.0 million, and (ii) stock-based compensation expense of approximately $4.5 million.

One Focus: Higher Education HIGHER ONE

®
©2012 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Reconciliation of GAAP to non-GAAP Guidance